DEFERRED TAXES (Tables)	12 Months Ended
Dec. 31, 2020
DEFERRED TAXES
Schedule of components of net deferred tax

	December 31,
	2020	2019
Net operating loss carryforwards	$8,438,428	$7,116,767
Equity-based instruments	2,883,318	2,645,225
Long-lived assets and other	203,274	491,730
Capital loss carryforward	119,915	120,318
Deferred tax asset valuation allowance	(11,644,935)	(10,374,040)
	$—	$—

Schedule of reconciliation of income tax provision and the amounts computed by applying statutory rates to income before income taxes

	Year ended December 31,
	2020	2019
Income tax benefit at statutory rate	$(1,607,608)	$(3,251,597)
State income tax benefit, net of Federal benefit	(178,226)	(566,351)
Equity-based instruments	103,372	146,446
Fair market value adjustment/loss on extinguishment – derivative liabilities	(154,517)	636,532
Amortization of debt discount	412,823	498,018
Other	142,124	(59,749)
Valuation allowance	1,282,032	2,596,701
	$—	$—